Annual Report

August 31, 1998



[PHOTO]


Templeton Global
Smaller Companies Fund, Inc.

[FRANKLIN TEMPLETON GRAPHIC]




PAGE
                       [FRANKLIN TEMPLETON 50 YEAR LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.


[PHOTO OF PETER A. NORI]

PETER A. NORI
Portfolio Manager
Templeton Global Smaller Companies Fund, Inc.



PAGE


SHAREHOLDER LETTER




--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Global Smaller Companies Fund seeks to achieve long-term capital growth by investing primarily in the equity securities of smaller companies of any nation.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report of Templeton Global Smaller Companies Fund covers the fiscal year ended August 31, 1998. The period proved to be challenging for many investors in small cap stocks. Although U.S. and major European equity markets reached new highs, the lion's share of gains came from liquid, large cap stocks, which were viewed as a safe haven by investors concerned about the economic slump in Japan and the rest of Asia. By the end of the reporting period, however, even these stocks suffered from global market declines, as the Morgan Stanley Capital International(R) (MSCI) World Index fell 18.01% from its peak on July 20.(1) Within this environment, Templeton Global Smaller Companies
Fund -Class I delivered a 12-month cumulative total return of -21.64%, as discussed in the Performance Summary on page 6.

CONTENTS


Shareholder Letter .................................   1

Performance Summaries
   Class I .........................................   6
   Class II ........................................  10
   Advisor Class ...................................  14

Financial Highlights &
Statement of Investments ...........................  19

Financial Statements ...............................  30

Notes to the Financial
Statements .........................................  33

Independent Auditor's Report .......................  37

Tax Designation ....................................  38


[FUND CATEGORY CHART]



(1). The MSCI World Index includes approximately 1,500 companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 22 of this report.


PAGE


[PIE CHART OF GEOGRAPHIC DISTRIBUTION]

          GEOGRAPHIC DISTRIBUTION
         Based on Total Net Assets
                  8/31/98

European Stocks ....................  49.3%
North American Stocks ..............  22.7%
Asian Stocks .......................   8.9%
Latin American Stocks ..............   4.8%
Australian/New Zealand Stocks ......   4.0%
Middle-Eastern & African Stocks ....   2.4%
Short-Term Investments &
  Other Net Assets .................   7.9%



EUROPE

Europe was our largest geographic exposure on August 31, 1998. Most equity markets there appreciated during the year under review due to falling interest rates, low inflation, government tax incentives, and increased management focus on shareholder value. Our holdings of Swisslog Holding AG Plc. and Hazlewood Foods Plc. rose substantially in value, and we realized profits by liquidating our position in Adecco SA. Finding reasonable value in the United Kingdom, we purchased shares of Hogg Robinson Plc., a major business-travel company, at what we considered a significant discount to its fair value.

Like American corporations in the early 1990s, many European firms have announced plans to cut costs, improve efficiency, reduce debt burdens, and repurchase shares. Consequently, our general outlook for many European small cap companies is bright, and we expect the region to remain the largest area of concentration for the Fund in the near future.

UNITED STATES

The U.S. equity market advanced considerably during the first half of the fiscal year. However, we were able to discover some small cap companies whose shares were selling below our assessment of their fair value. For example, we established a position in Scholastic Corp., a leading global publisher of children's books. Although it has a strong brand franchise and a history of solid growth, lower-than-expected earnings pushed down Scholastic's stock price.

By August, investor concerns about Asia's financial problems and Russia's economic and political crisis sent U.S. shares spiraling downward. On August 26, the unmanaged Dow Jones(R) Industrial

2


PAGE
Average (the Dow) fell 0.9%, the next day it tumbled 4.2%, and on August 31, it plummeted an additional 6.4%.(2),(4) These declines nearly eliminated all previous gains for the reporting period, and on August 31, the Dow was only 0.7% higher than it had been 12 months earlier.(3),(4)

Despite these market drops, we saw better opportunities to purchase small cap equities elsewhere. On August 31, 1998, shares of U.S. small cap companies sold in excess of 20 times 1998 earnings estimates, compared with generally less than 10 times for stocks in Latin American and Asian (excluding Japanese) small cap firms.(5) As a result, the Fund's U.S. exposure remained relatively low at the end of the reporting period.

ASIA

Asia's economic instability, caused, in part, by 1997's widespread currency devaluations, compounded during the 12 months under review, and recessionary conditions prevailed throughout the region. The toll on financial markets was severe, with equity markets in China, Hong Kong, Singapore, South Korea, Malaysia, Taiwan, and Thailand each declining more than 40% during the reporting period.(6)

Long-term economic prospects in Asia are far from homogenous. Although financial markets in countries such as Indonesia and Thailand may take many years to recover from the turmoil, a fundamentally stronger economy like Hong Kong, which has large, liquid reserves to defend the Hong Kong dollar peg and help support


  TOP 10 EQUITY HOLDINGS
  8/31/98

  COMPANY                                                % OF TOTAL
  INDUSTRY, COUNTRY                                      NET ASSETS
-------------------------------------------------------------------------------
  Gas y Electricidad SA
  Utilities Electrical & Gas, Spain                            2.0%

  Allied Group Inc.
  Insurance, U.S.                                              1.8%

  US Foodservice
  Food & Household Products, U.S.                              1.4%

  Hazlewood Foods Plc.
  Food & Household Products,
  United Kingdom                                               1.4%

  Banco de Andalucia SA
  Banking, Spain                                               1.4%

  Sylea SA
  Industrial Components, France                                1.4%

  News Corp. Ltd., pfd.
  Broadcasting & Publishing,
  Australia                                                    1.3%

  Internatio-Muller NV
  Health & Personal Care,
  Netherlands                                                  1.3%

  Vtech Holdings Ltd.
  Electric Components &
  Instruments, Hong Kong**                                     1.2%

  Somerfield Plc.
  Merchandising, United Kingdom                                1.2%


** Hong Kong reverted to the sovereignty of China on July 1, 1997.

2. Source: Bloomberg.

3. Source: Standard & Poor's(R) Micropal.

4. The Dow's market return, calculated by Wilshire Associates, Inc., includes reinvested dividends. An index is an unmanaged group of securities that is used to measure market performance. One cannot invest directly in an index.

5. Source: Salomon Smith Barney; Bloomberg.

6. Source: Bloomberg. Price depreciation is measured in U.S. dollars and includes reinvested dividends.


                                                                               3


PAGE

  TOP 10 COUNTRIES
  REPRESENTED IN THE FUND*
  8/31/98

                                         % OF TOTAL
  COUNTRY                                NET ASSETS
--------------------------------------------------------------------------------

  United States                               19.0%

  United Kingdom                              11.8%

  Netherlands                                  8.4%

  Switzerland                                  6.3%

  Spain                                        6.2%

  Hong Kong**                                  5.4%

  Canada                                       3.7%

  Sweden                                       3.7%

  Australia                                    2.7%

  Norway                                       2.6%

*Does not include investments in U.S. government securities and short-term investments and other net assets.

**Hong Kong reverted to the sovereignty of China on July 1, 1997.


ailing capital markets, offered an unusual opportunity to buy shares of companies at a fraction of our estimate of their fair value. For example, we bought stock in Varitronix International Ltd., the world's leader in high-end liquid crystal displays. With a strong management team, healthy cash flow, and solid earnings prospects, we believe that Varitronix represents one of the good values hidden among beaten down Asian companies.

LATIN AMERICA

During the fiscal year, Latin American stock markets dropped sharply because of falling commodity prices, ripple effects of the Asian financial crisis, and possible devaluation of the Brazilian real. Taking advantage of these price declines, we initiated a position in Fertilizantes Fosfatados SA, pfd. Brazil's leading producer of fertilizers. At the time of our purchase, it had a strong financial position, provided a 12% dividend yield, and traded at under 5 times our estimates of 1998 earnings.

OUR LONG-TERM STRATEGY

We take very seriously the trust you have placed in us to invest your money, and go to great lengths to assess what we believe to be each company's true value before we buy its shares for the Fund's portfolio. Our analysts attempt to determine a company's value by estimating what the company could earn well into the future. By focusing on the long term, we are often able to buy when others may be selling because of their shorter-term considerations. We believe that this approach, while requiring patience, has the potential to reward our investors.

Of course, there are special risks associated with foreign investments in smaller companies, which are heightened in emerging markets. These include political, social and economic uncertainties, price


4

PAGE


volatility, illiquidity, currency fluctuation and limited product lines, markets, or financial and management resources. In addition, emerging markets are relatively small and less liquid. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While the short-term price volatility of smaller companies and emerging markets can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, Hong Kong's equity market has increased 785% in the last 15 years, but has suffered six declines of more than 20% during that time.(7) These special risks and other considerations are discussed in the Fund's prospectus.

This discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Sincerely,

/s/ Peter A. Nori

Peter A. Nori, CFA
Portfolio Manager
Templeton Global Smaller Companies Fund, Inc.


  TOP 10 INDUSTRIES
  8/31/98

                                               % OF TOTAL
  INDUSTRY                                     NET ASSETS
--------------------------------------------------------------------------------

  Food & Household Products                         7.2%

  Building Materials & Components                   6.5%

  Merchandising                                     6.2%

  Industrial Components                             5.8%

  Banking                                           5.4%

  Insurance                                         4.2%

  Forest Products & Paper                           4.1%

  Machinery & Engineering                           4.1%

  Transportation                                    4.1%

  Metals & Mining                                   3.8%


7. Source: Bloomberg. Based on quarterly percentage price change over 15 years ended June 30, 1998. Market returns are measured in Hong Kong dollars.

                                                                               5


PAGE


PERFORMANCE SUMMARY


CLASS I

Templeton Global Smaller Companies Fund - Class I produced a -21.64% cumulative total return for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 9, the Fund delivered a cumulative total return of 143.07% for the 10-year period ended August 31, 1998.

The Fund's share price, as measured by net asset value, decreased $2.63, from $9.53 on August 31, 1997, to $6.90 on August 31, 1998. During the reporting period, shareholders received per-share distributions of 12.5 cents ($0.125) in income dividends, 9 cents ($0.09) in short-term gains and 50.5 cents ($0.505) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 8 compares the performance of the Fund's Class I shares over the past ten years and the unmanaged Morgan Stanley



Past performance is not predictive of future results.

6


PAGE

Capital International(R) (MSCI) World Index, which includes approximately
1,500 companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. It also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.

                                                                               7


PAGE



CLASS I
Total Return Index Comparison
$10,000 Investment (9/1/88 - 8/31/98)

[LINE GRAPH OF CLASS I TOTAL RETURN INDEX COMPARISON]

The following line graph hypothetically compares the performance of the Templeton Global Smaller Companies Fund Class I shares to that of the MSCI World Index and CPI, based on a $10,000 investment from 9/1/88 to 8/31/98.

Total Return Index Comparison


                  Templeton Global       MSCI World        CPI
               Smaller Companies Fund       Index
                      - Class I
               ----------------------------------------------------
9/1/88                 $9,425              $10,000       $10,000
9/30/88                $9,765              $10,426       $10,068
10/31/88               $9,983              $11,122       $10,101
11/30/88               $9,752              $11,511       $10,110
12/31/88               $9,872              $11,617       $10,127
1/31/89                $10,346             $12,039       $10,178
2/28/89                $10,292             $11,966       $10,218
3/31/89                $10,468             $11,891       $10,277
4/30/89                $10,833             $12,167       $10,345
5/31/89                $11,226             $11,871       $10,404
6/30/89                $11,185             $11,739       $10,429
7/31/89                $11,740             $13,068       $10,455
8/31/89                $12,106             $12,753       $10,472
9/30/89                $12,011             $13,115       $10,505
10/31/89               $11,471             $12,680       $10,556
11/30/89               $11,513             $13,188       $10,580
12/31/89               $11,634             $13,615       $10,597
1/31/90                $10,908             $12,981       $10,706
2/28/90                $11,242             $12,426       $10,756
3/31/90                $11,518             $11,678       $10,815
4/30/90                $11,242             $11,512       $10,833
5/31/90                $12,070             $12,726       $10,857
6/30/90                $12,055             $12,638       $10,916
7/31/90                $11,881             $12,755       $10,958
8/31/90                $10,472             $11,563       $11,058
9/30/90                $9,485              $10,346       $11,151
10/31/90               $9,273              $11,314       $11,218
11/30/90               $9,526              $11,131       $11,243
12/31/90               $9,811              $11,366       $11,243
1/31/91                $10,516             $11,784       $11,311
2/28/91                $11,613             $12,877       $11,327
3/31/91                $12,186             $12,499       $11,344
4/30/91                $12,334             $12,599       $11,360
5/31/91                $12,825             $12,886       $11,393
6/30/91                $12,448             $12,093       $11,428
7/31/91                $13,022             $12,666       $11,445
8/31/91                $13,267             $12,628       $11,478
9/30/91                $13,235             $12,961       $11,529
10/31/91               $13,230             $13,174       $11,546
11/30/91               $12,914             $12,602       $11,579
12/31/91               $13,688             $13,522       $11,588
1/31/92                $14,253             $13,274       $11,604
2/29/92                $14,617             $13,047       $11,647
3/31/92                $14,162             $12,435       $11,705
4/30/92                $14,362             $12,610       $11,722
5/31/92                $14,799             $13,113       $11,738
6/30/92                $14,471             $12,676       $11,781
7/31/92                $14,307             $12,711       $11,806
8/31/92                $14,016             $13,023       $11,839
9/30/92                $13,798             $12,905       $11,873
10/31/92               $13,741             $12,559       $11,915
11/30/92               $13,831             $12,786       $11,931
12/31/92               $14,194             $12,892       $11,924
1/31/93                $14,795             $12,937       $11,983
2/28/93                $15,095             $13,245       $12,024
3/31/93                $15,742             $14,017       $12,067
4/30/93                $15,950             $14,668       $12,100
5/31/93                $16,251             $15,009       $12,117
6/30/93                $16,043             $14,885       $12,134
7/31/93                $16,158             $15,194       $12,133
8/31/93                $17,199             $15,893       $12,167
9/30/93                $17,268             $15,602       $12,192
10/31/93               $17,871             $16,034       $12,243
11/30/93               $17,754             $15,130       $12,251
12/31/93               $18,714             $15,873       $12,251
1/31/94                $19,721             $16,923       $12,285
2/28/94                $19,370             $16,706       $12,328
3/31/94                $18,691             $15,989       $12,370
4/30/94                $18,855             $16,486       $12,386
5/31/94                $18,784             $16,531       $12,394
6/30/94                $18,011             $16,488       $12,436
7/31/94                $18,597             $16,805       $12,469
8/31/94                $19,300             $17,314       $12,521
9/30/94                $19,112             $16,862       $12,554
10/31/94               $18,916             $17,344       $12,563
11/30/94               $18,064             $16,596       $12,579
12/31/94               $17,855             $16,759       $12,579
1/31/95                $17,375             $16,511       $12,629
2/28/95                $17,735             $16,755       $12,679
3/31/95                $18,120             $17,566       $12,721
4/30/95                $18,913             $18,181       $12,763
5/31/95                $19,490             $18,340       $12,789
6/30/95                $20,018             $18,338       $12,814
7/31/95                $21,004             $19,259       $12,814
8/31/95                $21,076             $18,834       $12,848
9/30/95                $21,340             $19,386       $12,872
10/31/95               $20,608             $19,084       $12,915
11/30/95               $20,765             $19,751       $12,906
12/31/95               $21,007             $20,332       $12,897
1/31/96                $21,585             $20,702       $12,973
2/29/96                $22,218             $20,832       $13,015
3/31/96                $22,549             $21,184       $13,082
4/30/96                $23,099             $21,685       $13,132
5/31/96                $23,540             $21,707       $13,157
6/30/96                $23,705             $21,821       $13,166
7/31/96                $22,741             $21,055       $13,191
8/31/96                $23,540             $21,301       $13,216
9/30/96                $23,925             $22,139       $13,258
10/31/96               $24,269             $22,297       $13,300
11/30/96               $24,950             $23,550       $13,325
12/31/96               $25,647             $23,178       $13,325
1/31/97                $26,107             $23,460       $13,367
2/28/97                $26,414             $23,734       $13,407
3/31/97                $26,260             $23,269       $13,441
4/30/97                $26,230             $24,034       $13,457
5/31/97                $27,457             $25,522       $13,449
6/30/97                $28,561             $26,798       $13,465
7/31/97                $29,328             $28,037       $13,481
8/31/97                $29,236             $26,165       $13,506
9/30/97                $30,433             $27,590       $13,540
10/31/97               $28,149             $26,143       $13,574
11/30/97               $27,503             $26,609       $13,566
12/31/97               $27,459             $26,938       $13,550
1/31/98                $26,562             $27,693       $13,574
2/28/98                $28,787             $29,571       $13,601
3/31/98                $30,181             $30,824       $13,629
4/30/98                $30,414             $31,129       $13,653
5/31/98                $29,749             $30,744       $13,678
6/30/98                $28,455             $31,478       $13,694
7/31/98                $27,425             $31,432       $13,710
8/31/98                $22,910             $27,245       $13,727

THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S CLASS I SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the periods shown and have been restated to include the current, maximum 5.75% initial sales charge, assuming reinvestment of distributions at net asset value. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge; thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past performance is not predictive of future results.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index. Source: Morgan Stanley Capital International.

***Source: U.S. Bureau of Labor Statistics (8/31/98).


Past performance is not predictive of future results.

8


PAGE

CLASS I
Periods ended 8/31/98
                                                                    SINCE
                                                                  INCEPTION
                                     1-YEAR   5-YEAR   10-YEAR     (6/1/81)
--------------------------------------------------------------------------------

  Cumulative Total Return(1)        -21.64%    33.21%    143.07%    672.85%
  Average Annual Total Return(2)    -26.13%     4.67%      8.64%     12.19%
  Value of $10,000 Investment(3)    $7,387   $12,561   $22,910    $72,828


                               8/31/94   8/31/95  8/31/96  8/31/97  8/31/98
--------------------------------------------------------------------------------

  One-Year Total Return(4)      12.22%     9.20%   11.69%   24.20%  -21.64%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to include the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher sales charge; thus actual total returns would have been lower.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and have been restated to include the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher sales charge; thus actual total returns would have been lower.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge.

On January 1, 1993, the Fund's Class I shares implemented a Rule 12b-1 plan, which affects subsequent performance. All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

                                                                               9


PAGE

CLASS II

Templeton Global Smaller Companies Fund - Class II produced a cumulative total return of -22.44% for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The Fund's share price, as measured by net asset value, decreased $2.64, from $9.42 on August 31, 1997, to $6.78 on August 31, 1998. During the reporting period, shareholders received per-share distributions of 7.78 cents ($0.0778) in income dividends, 9 cents ($0.09) in short-term capital gains, and 50.5 cents ($0.505) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.




Past performance is not predictive of future results.


10

PAGE
The graph on page 12 compares the performance of the Fund's Class II shares since inception with the unmanaged Morgan Stanley Capital International(R)
(MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. It also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



Past performance is not predictive of future results.

                                                                              11

PAGE
CLASS II
Total Return Index Comparison
$10,000 Investment (5/1/95 - 8/31/98)

[LINE GRAPH OF CLASS II TOTAL RETURN INDEX COMPARISON]


The following line graph hypothetically compares the performance of the Templeton Global Smaller Companies Fund Class II shares to that of the MSCI World Index and CPI, based on a $10,000 investment from 5/1/95 to 8/31/98.

Total Return Index Comparison


                  Templeton Global      MSCI World        CPI
                  Smaller Companies        Index
                   Fund - Class II
                --------------------------------------------------
5/1/95                 $9,899             $10,000       $10,000
5/31/95                $10,202            $10,088       $10,020
6/30/95                $10,479            $10,086       $10,040
7/31/95                $10,982            $10,593       $10,040
8/31/95                $11,020            $10,359       $10,067
9/30/95                $11,146            $10,663       $10,086
10/31/95               $10,747            $10,497       $10,119
11/30/95               $10,829            $10,863       $10,112
12/31/95               $10,936            $11,183       $10,105
1/31/96                $11,238            $11,387       $10,164
2/29/96                $11,570            $11,458       $10,197
3/31/96                $11,728            $11,651       $10,250
4/30/96                $12,002            $11,927       $10,289
5/31/96                $12,232            $11,940       $10,309
6/30/96                $12,319            $12,002       $10,316
7/31/96                $11,800            $11,581       $10,335
8/31/96                $12,203            $11,716       $10,355
9/30/96                $12,405            $12,177       $10,388
10/31/96               $12,565            $12,264       $10,421
11/30/96               $12,920            $12,953       $10,441
12/31/96               $13,271            $12,748       $10,441
1/31/97                $13,510            $12,904       $10,473
2/28/97                $13,654            $13,054       $10,505
3/31/97                $13,558            $12,799       $10,531
4/30/97                $13,542            $13,219       $10,544
5/31/97                $14,166            $14,038       $10,537
6/30/97                $14,726            $14,739       $10,550
7/31/97                $15,109            $15,421       $10,563
8/31/97                $15,061            $14,392       $10,583
9/30/97                $15,669            $15,175       $10,609
10/31/97               $14,471            $14,379       $10,636
11/30/97               $14,135            $14,636       $10,629
12/31/97               $14,111            $14,816       $10,617
1/31/98                $13,629            $15,232       $10,636
2/28/98                $14,766            $16,265       $10,657
3/31/98                $15,455            $16,954       $10,678
4/30/98                $15,558            $17,122       $10,697
5/31/98                $15,197            $16,910       $10,717
6/30/98                $14,525            $17,314       $10,730
7/31/98                $13,990            $17,288       $10,742
8/31/98                $11,668            $14,985       $10,755


THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S CLASS II SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the periods shown and include all sales charges, assuming reinvestment of distributions at net asset value. Past performance is not predictive of future results.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index. Source: Morgan Stanley Capital International.

***Source: U.S. Bureau of Labor Statistics (8/31/98).





Past performance is not predictive of future results.


12

PAGE
  CLASS II
  Periods ended 8/31/98

                                                                       SINCE
                                                                     INCEPTION
                                             1-YEAR     3-YEAR        (5/1/95)

  Cumulative Total Return(1)                 -22.44%      6.00%        17.86%
  Average Annual Total Return(2)             -24.02%      1.62%         4.73%
  Value of $10,000 Investment(3)             $7,598    $10,492       $11,668

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include all sales charges.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.



                                                                              13

PAGE
ADVISOR CLASS

Templeton Global Smaller Companies Fund - Advisor Class produced a -21.51% cumulative total return for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The Fund's share price, as measured by net asset value, decreased $2.64, from $9.55 on August 31, 1997, to $6.91 on August 31, 1998. During the reporting period, shareholders received per-share distributions of 14.69 cents ($0.1469) in income dividends, 9 cents ($0.09) in short-term capital gains, and 50.5 cents ($0.505) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on the following page compares the performance of the Fund's Advisor Class shares over a ten-year period with the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index.





Past performance is not predictive of future results.



14

PAGE
The MSCI World Index includes approximately 1,500 companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. The graph also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.




Past performance is not predictive of future results.



                                                                              15

PAGE
ADVISOR CLASS
Total Return Index Comparison
$10,000 Investment (9/1/88 - 8/31/98)

[LINE GRAPH]


The following line graph hypothetically compares the performance of the Templeton Global Smaller Companies Fund Advisor shares to that of the MSCI World Index and CPI, based on a $10,000 investment from 9/1/88 to 8/31/98.

Total Return Index Comparison

                     Templeton Global     MSCI World       CPI
                    Smaller Companies        Index
                   Fund - Advisor Class
                  -------------------------------------------------
8/31/88                  $10,000            $10,000      $10,000
9/30/88                  $10,361            $10,426      $10,068
10/31/88                 $10,592            $11,122      $10,101
11/30/88                 $10,347            $11,511      $10,110
12/31/88                 $10,474            $11,617      $10,127
1/31/89                  $10,977            $12,039      $10,178
2/28/89                  $10,919            $11,966      $10,218
3/31/89                  $11,106            $11,891      $10,277
4/30/89                  $11,494            $12,167      $10,345
5/31/89                  $11,910            $11,871      $10,404
6/30/89                  $11,867            $11,739      $10,429
7/31/89                  $12,456            $13,068      $10,455
8/31/89                  $12,844            $12,753      $10,472
9/30/89                  $12,744            $13,115      $10,505
10/31/89                 $12,171            $12,680      $10,556
11/30/89                 $12,216            $13,188      $10,580
12/31/89                 $12,344            $13,615      $10,597
1/31/90                  $11,573            $12,981      $10,706
2/28/90                  $11,928            $12,426      $10,756
3/31/90                  $12,220            $11,678      $10,815
4/30/90                  $11,928            $11,512      $10,833
5/31/90                  $12,806            $12,726      $10,857
6/30/90                  $12,791            $12,638      $10,916
7/31/90                  $12,606            $12,755      $10,958
8/31/90                  $11,111            $11,563      $11,058
9/30/90                  $10,063            $10,346      $11,151
10/31/90                  $9,839            $11,314      $11,218
11/30/90                 $10,107            $11,131      $11,243
12/31/90                 $10,410            $11,366      $11,243
1/31/91                  $11,157            $11,784      $11,311
2/28/91                  $12,321            $12,877      $11,327
3/31/91                  $12,929            $12,499      $11,344
4/30/91                  $13,086            $12,599      $11,360
5/31/91                  $13,607            $12,886      $11,393
6/30/91                  $13,208            $12,093      $11,428
7/31/91                  $13,816            $12,666      $11,445
8/31/91                  $14,076            $12,628      $11,478
9/30/91                  $14,042            $12,961      $11,529
10/31/91                 $14,037            $13,174      $11,546
11/30/91                 $13,701            $12,602      $11,579
12/31/91                 $14,523            $13,522      $11,588
1/31/92                  $15,122            $13,274      $11,604
2/29/92                  $15,508            $13,047      $11,647
3/31/92                  $15,025            $12,435      $11,705
4/30/92                  $15,238            $12,610      $11,722
5/31/92                  $15,701            $13,113      $11,738
6/30/92                  $15,354            $12,676      $11,781
7/31/92                  $15,180            $12,711      $11,806
8/31/92                  $14,871            $13,023      $11,839
9/30/92                  $14,639            $12,905      $11,873
10/31/92                 $14,579            $12,559      $11,915
11/30/92                 $14,675            $12,786      $11,931
12/31/92                 $15,059            $12,892      $11,924
1/31/93                  $15,697            $12,937      $11,983
2/28/93                  $16,016            $13,245      $12,024
3/31/93                  $16,702            $14,017      $12,067
4/30/93                  $16,923            $14,668      $12,100
5/31/93                  $17,242            $15,009      $12,117
6/30/93                  $17,021            $14,885      $12,134
7/31/93                  $17,144            $15,194      $12,133
8/31/93                  $18,247            $15,893      $12,167
9/30/93                  $18,321            $15,602      $12,192
10/31/93                 $18,961            $16,034      $12,243
11/30/93                 $18,837            $15,130      $12,251
12/31/93                 $19,855            $15,873      $12,251
1/31/94                  $20,924            $16,923      $12,285
2/28/94                  $20,551            $16,706      $12,328
3/31/94                  $19,830            $15,989      $12,370
4/30/94                  $20,004            $16,486      $12,386
5/31/94                  $19,930            $16,531      $12,394
6/30/94                  $19,110            $16,488      $12,436
7/31/94                  $19,731            $16,805      $12,469
8/31/94                  $20,476            $17,314      $12,521
9/30/94                  $20,278            $16,862      $12,554
10/31/94                 $20,069            $17,344      $12,563
11/30/94                 $19,166            $16,596      $12,579
12/31/94                 $18,944            $16,759      $12,579
1/31/95                  $18,434            $16,511      $12,629
2/28/95                  $18,817            $16,755      $12,679
3/31/95                  $19,225            $17,566      $12,721
4/30/95                  $20,066            $18,181      $12,763
5/31/95                  $20,678            $18,340      $12,789
6/30/95                  $21,239            $18,338      $12,814
7/31/95                  $22,284            $19,259      $12,814
8/31/95                  $22,361            $18,834      $12,848
9/30/95                  $22,641            $19,386      $12,872
10/31/95                 $21,865            $19,084      $12,915
11/30/95                 $22,031            $19,751      $12,906
12/31/95                 $22,288            $20,332      $12,897
1/31/96                  $22,901            $20,702      $12,973
2/29/96                  $23,573            $20,832      $13,015
3/31/96                  $23,924            $21,184      $13,082
4/30/96                  $24,508            $21,685      $13,132
5/31/96                  $24,975            $21,707      $13,157
6/30/96                  $25,151            $21,821      $13,166
7/31/96                  $24,128            $21,055      $13,191
8/31/96                  $24,975            $21,301      $13,216
9/30/96                  $25,384            $22,139      $13,258
10/31/96                 $25,749            $22,297      $13,300
11/30/96                 $26,471            $23,550      $13,325
12/31/96                 $27,211            $23,178      $13,325
1/31/97                  $27,731            $23,460      $13,368
2/28/97                  $28,024            $23,734      $13,408
3/31/97                  $27,894            $23,269      $13,441
4/30/97                  $27,862            $24,034      $13,457
5/31/97                  $29,196            $25,522      $13,449
6/30/97                  $30,335            $26,798      $13,465
7/31/97                  $31,182            $28,037      $13,481
8/31/97                  $31,084            $26,165      $13,507
9/30/97                  $32,386            $27,591      $13,541
10/31/97                 $29,977            $26,143      $13,575
11/30/97                 $29,291            $26,609      $13,566
12/31/97                 $29,235            $26,938      $13,550
1/31/98                  $28,282            $27,693      $13,575
2/28/98                  $30,683            $29,571      $13,602
3/31/98                  $32,131            $30,824      $13,629
4/30/98                  $32,413            $31,129      $13,654
5/31/98                  $31,707            $30,744      $13,678
6/30/98                  $30,330            $31,478      $13,694
7/31/98                  $29,200            $31,432      $13,711
8/31/98                  $24,398            $27,245      $13,727



THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S ADVISOR CLASS SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the periods shown, assuming reinvestment of distributions at net asset value. On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, containing Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Past performance is not predictive of future results.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index. Source: Morgan Stanley Capital International.

***Source: U.S. Bureau of Labor Statistics (8/31/98).


Past performance is not predictive of future results.


16

PAGE
  ADVISOR CLASS
  Periods ended 8/31/98

                                                                                           SINCE
                                                                                         INCEPTION
                                                   1-YEAR*     5-YEAR*      10-YEAR*      (6/1/81)*

  Cumulative Total Return(1)                       -21.51%      33.71%      143.98%        675.75%
  Average Annual Total Return(1)                   -21.51%       5.98%        9.33%         12.60%
  Value of $10,000 Investment(2)                   $7,849     $13,371      $24,398        $77,575

                                     8/31/94      8/31/95     8/31/96      8/31/97        8/31/98

  One-Year Total Return(3),*           12.22%        9.20%      11.69%       24.46%        -21.51%


*On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, containing Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was -10.01%.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

2. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

3. One-year total return represents the change in value of an investment over the periods ended on the dates indicated.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.


                                                                              17

PAGE
TEMPLETON GLOBAL SMALLER
COMPANIES FUND


CLASS I

If you had invested $10,000 in Templeton Global Smaller Companies Fund - Class I at inception, it would be worth more than $72,000 today. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on June 1, 1981 (inception), with income dividends and capital gains reinvested through August 31, 1998.*

[3-D GRAPH]
The following mountain chart illustrates the cumulative total return of a $10,000 investment in the Fund on June 1, 1981 (inception).

           Principal +      Principal +     Total Value Principal     Income Cap Gains
           Dividends        Cap Gains

6/1/81     $9,423           $9,423       $9,423        $9,423         $0        $0
12/81      $9,352           $9,156       $9,356        $9,152       $201        $4
12/82      $12,214          $12,013      $12,720       $11,507       $706      $506
12/83      $15,331          $16,407      $17,674       $14,065     $1,266    $2,342
12/84      $14,603          $16,157      $17,746       $13,015     $1,588    $3,143
12/85      $17,722          $20,781      $23,186       $15,317     $2,405    $5,464
12/86      $20,149          $24,221      $27,562       $16,808     $3,341    $7,413
12/87      $16,905          $20,912      $24,362       $13,456     $3,450    $7,457
12/88      $19,693          $26,701      $31,381       $15,012     $4,681   $11,688
12/89      $22,534          $30,946      $36,984       $16,495     $6,039   $14,451
12/90      $17,660          $25,865      $31,190       $12,335     $5,325   $13,529
12/91      $22,989          $36,012      $43,515       $15,486     $7,503   $20,526
12/92      $19,720          $38,044      $45,120       $12,644     $7,076   $25,400
12/93      $26,204          $49,740      $59,490       $16,454     $9,750   $33,286
12/94      $25,125          $46,937      $56,761       $15,301     $9,825   $31,636
12/95      $26,727          $55,765      $66,780       $15,713    $11,015   $40,052
12/96      $30,417          $68,328      $81,529       $17,216    $13,202   $51,112
12/97      $31,228          $73,091      $87,289       $17,030    $14,197   $56,061
8/31/98    $26,054          $60,983      $72,828       $14,209    $11,845   $46,774


*Cumulative total return represents the change in value of an investment over the indicated period. All figures have been restated to reflect the current, maximum 5.75% initial sales charge; thus actual total return for purchasers of shares during the periods shown may differ. Prior to July 1, 1992, these shares were offered at a higher initial sales charge. On January 1, 1993, the Fund's Class I shares implemented a Rule 12b-1 plan, which will affect subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The historical data shown above pertain only to Class I shares of the Fund. The Fund offers other share classes, subject to different fees and expenses, which will affect performance. Please see the prospectus for more details.


Past performance is not predictive of future results.

18


PAGE

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Highlights

                                                                                     CLASS I
                                                        ------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                        ------------------------------------------------------------------
                                                           1998          1997          1996          1995          1994
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..................         $9.53         $8.55         $8.77         $8.24         $7.44
                                                        ------------------------------------------------------------------
Income from investment operations:
 Net investment income..............................           .16           .13           .16           .11           .09
 Net realized and unrealized gains (losses).........         (2.07)         1.77           .72           .62           .81
                                                        ------------------------------------------------------------------
Total from investment operations....................         (1.91)         1.90           .88           .73           .90
                                                        ------------------------------------------------------------------
Less distributions from:
 Net investment income..............................          (.13)         (.13)         (.12)         (.11)         (.07)
 Net realized gains.................................          (.59)         (.79)         (.98)         (.09)         (.03)
                                                        ------------------------------------------------------------------
Total distributions.................................          (.72)         (.92)        (1.10)         (.20)         (.10)
                                                        ------------------------------------------------------------------
Net asset value, end of year........................         $6.90         $9.53         $8.55         $8.77         $8.24
                                                        ------------------------------------------------------------------
                                                        ------------------------------------------------------------------
Total Return*.......................................      (21.64)%        24.20%        11.69%         9.20%        12.22%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).....................    $1,275,313    $1,881,547    $1,544,214    $1,447,155    $1,409,494
Ratios to average net assets:
 Expenses...........................................         1.27%         1.30%         1.27%         1.36%         1.36%
 Net investment income..............................         1.69%         1.43%         1.93%         1.32%         1.17%
Portfolio turnover rate.............................        23.52%        25.60%        32.71%        18.79%        28.06%

*Total return does not reflect sales commissions.
                                                                              19

PAGE

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Highlights (continued)

                                                                               CLASS II
                                                                ---------------------------------------
                                                                         YEAR ENDED AUGUST 31,
                                                                ---------------------------------------
                                                                 1998       1997       1996      1995+
                                                                ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $9.42      $8.47      $8.75     $7.87
                                                                ---------------------------------------
Income from investment operations:
 Net investment income......................................        .08        .07        .13        --
 Net realized and unrealized gains (losses).................      (2.05)      1.75        .67       .88
                                                                ---------------------------------------
Total from investment operations............................      (1.97)      1.82        .80       .88
                                                                ---------------------------------------
Less distributions from:
 Net investment income......................................       (.08)      (.08)      (.10)       --
 Net realized gains.........................................       (.59)      (.79)      (.98)       --
                                                                ---------------------------------------
Total distributions.........................................       (.67)      (.87)     (1.08)       --
                                                                ---------------------------------------
Net asset value, end of year................................      $6.78      $9.42      $8.47     $8.75
                                                                ---------------------------------------
                                                                ---------------------------------------
Total Return*...............................................    (22.44)%    23.42%     10.74%    11.18%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $38,287    $43,071    $15,483    $2,569
Ratios to average net assets:
 Expenses...................................................      2.03%      2.05%      2.07%     2.11%**
 Net investment income......................................       .96%       .75%      1.23%      .16%**
Portfolio turnover rate.....................................     23.52%     25.60%     32.71%    18.79%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to August 31, 1995.
 20

PAGE

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Highlights (continued)

                                                                  ADVISOR CLASS
                                                                ------------------
                                                                YEAR ENDED AUGUST
                                                                       31,
                                                                ------------------
                                                                  1998      1997+
                                                                ------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................       $9.55     $8.33
                                                                ------------------
Income from investment operations:
 Net investment income......................................         .16       .10
 Net realized and unrealized gains (losses).................       (2.06)     1.12
                                                                ------------------
Total from investment operations............................       (1.90)     1.22
                                                                ------------------
Less distributions from:
 Net investment income......................................        (.15)       --
 Net realized gains.........................................        (.59)       --
                                                                ------------------
Total distributions.........................................        (.74)       --
                                                                ------------------
Net asset value, end of year................................       $6.91     $9.55
                                                                ------------------
                                                                ------------------
Total Return*...............................................    (21.51)%    14.65%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................      $7,185    $7,895
Ratios to average net assets:
 Expenses...................................................       1.03%     1.05%**
 Net investment income......................................       1.97%     2.18%**
Portfolio turnover rate.....................................      23.52%    25.60%

*Total return is not annualized
**Annualized
+For the period January 2, 1997 (effective date) to August 31, 1997.
                       See Notes to Financial Statements.
                                                                              21

PAGE

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS 86.4%
AEROSPACE & MILITARY TECHNOLOGY .9%
Celsius AB, B...............................................      Sweden              450,000     $    8,679,203
*Fairchild Corp., A.........................................  United States           196,493          2,726,340
Hong Kong Aircraft Engineering Co. Ltd. ....................    Hong Kong             848,600            887,015
                                                                                                  --------------
                                                                                                      12,292,558
                                                                                                  --------------
APPLIANCES & HOUSEHOLD DURABLES 1.4%
Chofu Seisaku Co. Ltd. .....................................      Japan                73,400            670,628
Fisher & Paykel Ltd. .......................................   New Zealand          2,267,709          5,732,357
Guangdong Kelon Electrical Hldgs Ltd., H, 144A..............      China            11,152,000          5,612,554
+Rival Co. .................................................  United States           642,500          6,425,000
                                                                                                  --------------
                                                                                                      18,440,539
                                                                                                  --------------
AUTOMOBILES .4%
Bilia AB....................................................      Sweden              320,000          2,769,432
Jardine International Motor Holdings Ltd. ..................    Hong Kong           2,057,000            849,430
Weifu Fuel Injection Co. Ltd. ..............................      China             4,745,850          1,249,359
                                                                                                  --------------
                                                                                                       4,868,221
                                                                                                  --------------
BANKING 5.4%
Banco de Andalucia SA.......................................      Spain               377,335         18,770,379
Banco de Valencia SA........................................      Spain               101,828          2,957,646
Banco Pastor SA.............................................      Spain                51,000          2,720,863
Bank Handlowy W Warszawie SA, GDR, 144A.....................      Poland              722,000          7,743,450
BPI Socieda de Gestora de Participacoes Socias SA...........     Portugal             301,230          9,760,833
Commercial International Bank Ltd., GDR, 144A...............      Egypt               450,700          3,267,575
Fokus Bank AS...............................................      Norway              732,532          4,848,711
Fokus Bank AS, 144A.........................................      Norway              211,505          1,399,975
National Bank of Canada.....................................      Canada              893,200         11,592,213
Singapore Finance Ltd., fgn. ...............................    Singapore           1,428,000            514,595
Union Bank of Norway, Primary Capital Cert. ................      Norway              314,000          7,587,173
                                                                                                  --------------
                                                                                                      71,163,413
                                                                                                  --------------
BROADCASTING & PUBLISHING 2.3%
Cordiant Communications Group Plc. .........................  United Kingdom          548,240            977,705
*Golden Books Family Entertainment Inc. ....................  United States           810,000          1,113,750
Hollinger International Inc., A.............................  United States           694,280          9,719,920
*Scholastic Corp. ..........................................  United States           335,000         12,981,250
South China Morning Post Ltd. ..............................    Hong Kong          12,150,000          3,998,155
+*Wace Group Plc. ..........................................  United Kingdom        4,431,400          2,114,819
                                                                                                  --------------
                                                                                                      30,905,599
                                                                                                  --------------
BUILDING MATERIALS & COMPONENTS 6.5%
Anglian Group Plc. .........................................  United Kingdom          283,730            912,208
Cementos Diamante SA, ADR, 144A.............................     Colombia             540,000          3,645,000
Comercial Ind. Fin. Inmobiliari Agropecuaria, ADR, 144A.....    Argentina             431,000            754,250

 22

PAGE
TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BUILDING MATERIALS & COMPONENTS (CONT.)
*Congoleum Corp., A.........................................  United States           317,900     $    2,364,381
Cristaleria Espanola SA.....................................      Spain                82,550          6,052,142
Det Danske Traelastkompagni AS..............................     Denmark              107,000         10,195,483
Gujarat Ambuja Cements Ltd. ................................      India               709,800          3,019,822
Gujarat Ambuja Cements Ltd., GDR............................      India               489,600          1,799,280
Hepworth Plc. ..............................................  United Kingdom        1,680,600          4,263,482
Mirgor SA Comercial Industrial Financiera Inmobi, C, ADR....    Argentina             359,000            628,250
Okumura Corp. ..............................................      Japan             2,180,000          7,009,845
Pioneer International Ltd. .................................    Australia           3,000,000          5,493,594
Plettac AG..................................................     Germany               75,500          8,348,455
Sarna Kunststoff Holding AG.................................   Switzerland              6,570          9,221,531
Schuttersveld NV............................................   Netherlands            220,694          5,267,689
*Siam City Cement Public Co. Ltd., fgn. ....................     Thailand           1,184,600          1,526,692
Suez Cement Co., GDR, 144A..................................      Egypt               470,000          6,392,000
Uralita SA..................................................      Spain               814,000          8,804,994
                                                                                                  --------------
                                                                                                      85,699,098
                                                                                                  --------------
BUSINESS & PUBLIC SERVICES 2.2%
*Healthcare Services Group Inc. ............................  United States           547,650          5,476,500
Kardex AG, br. .............................................   Switzerland                940            279,472
Lex Service Plc. ...........................................  United Kingdom        1,681,000         11,920,888
*Magellan Health Services Inc. .............................  United States           250,000          2,609,375
*Novacare Inc. .............................................  United States           162,900          1,191,206
Scribona AB, A..............................................      Sweden              225,400          2,452,332
Scribona AB, B..............................................      Sweden              480,400          5,167,316
                                                                                                  --------------
                                                                                                      29,097,089
                                                                                                  --------------
CHEMICALS 1.9%
Crompton & Knowles Corp. ...................................  United States           163,383          2,389,476
Energia e Industrias Aragonesas Eia SA......................      Spain             1,641,000         11,231,095
Gurit Heberlein AG, br. ....................................   Switzerland              4,000         10,786,144
                                                                                                  --------------
                                                                                                      24,406,715
                                                                                                  --------------
CONSTRUCTION & HOUSING 2.3%
Dragados y Construcciones SA................................      Spain               208,000          5,131,773
Hollandsche Beton Groep NV..................................   Netherlands            850,920         13,811,068
+*Schuler Homes Inc. .......................................  United States         1,032,000          7,740,000
Sociedade Construcoes Soares da Costa SA....................     Portugal             115,000            841,665
Wai Kee Holdings Ltd. ......................................    Hong Kong          17,848,000          2,303,205
*Wai Kee Holdings Ltd., wts. ...............................    Hong Kong           2,677,200            100,189
                                                                                                  --------------
                                                                                                      29,927,900
                                                                                                  --------------
DATA PROCESSING & REPRODUCTION .4%
*Quantum Corp...............................................  United States           410,000          4,689,375
                                                                                                  --------------

                                                                              23

PAGE
TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRICAL & ELECTRONICS .5%
Dongfang Electrical Machinery Co. Ltd., H...................      China             4,648,000     $      161,947
*G.P. Batteries International Ltd., wts.....................    Singapore             336,500            142,103
+Techtronic Industries Co. Ltd. ............................    Hong Kong          29,104,621          5,708,850
Varitronix International Ltd. ..............................    Hong Kong             474,000            874,697
                                                                                                  --------------
                                                                                                       6,887,597
                                                                                                  --------------
ELECTRONIC COMPONENTS & INSTRUMENTS 4.1%
Draka Holding NV                                               Netherlands            333,485         10,473,512
*Solid Group Inc............................................   Philippines         63,000,000            719,178
Swisslog Holding AG.........................................   Switzerland            132,500         13,306,800
Twentsche Kabel Holdings NV.................................   Netherlands            388,525         13,861,599
VTech Holdings Ltd. ........................................    Hong Kong           4,533,000         15,911,010
                                                                                                  --------------
                                                                                                      54,272,099
                                                                                                  --------------
ENERGY SOURCES 1.2%
*Northstar Energy Corp. ....................................      Canada            1,420,000          8,079,788
*Ranger Oil Ltd. ...........................................      Canada            1,266,900          6,730,406
Transportadora de Gas del Sur SA, B, ADR....................    Argentina             119,104          1,131,488
                                                                                                  --------------
                                                                                                      15,941,682
                                                                                                  --------------
FINANCIAL SERVICES 1.3%
A.G. Edwards Inc. ..........................................  United States           125,850          3,413,681
Industrial Credit & Inv. Corp. of India, GDR, 144A..........      India               667,000          6,003,000
Om Gruppen AB...............................................      Sweden              417,000          7,166,277
                                                                                                  --------------
                                                                                                      16,582,958
                                                                                                  --------------
FOOD & HOUSEHOLD PRODUCTS 7.2%
Albert Fisher Group Plc. ...................................  United Kingdom        2,287,124            469,152
*Alicorp SA, 144A...........................................       Peru             4,915,980          1,288,528
Cafe de Coral Holdings Ltd. ................................    Hong Kong          11,536,885          3,238,105
Hazlewood Foods Plc. .......................................  United Kingdom        6,452,423         18,908,120
Illovo Sugar Limited........................................   South Africa         5,150,000          3,606,864
Lindt & Spruengli Chocolate Works Ltd., partn. ctf..........   Switzerland              4,380          9,993,777
McBride Plc. ...............................................  United Kingdom        3,800,000         10,721,881
National Foods Ltd. ........................................    Australia           7,225,425         10,527,060
Oshawa Group Ltd. (The).....................................      Canada              844,700         13,095,915
Panamerican Beverages Inc., A...............................      Mexico              234,400          3,735,750
*US Foodservice.............................................  United States           511,500         18,957,469
Vetropack AG................................................   Switzerland              5,310            899,502
                                                                                                  --------------
                                                                                                      95,442,123
                                                                                                  --------------
FOREST PRODUCTS & PAPER 4.1%
Boise Cascade Corp. ........................................  United States           122,615          2,996,404
Cartiere Burgo SpA..........................................      Italy               780,035          4,682,403
+Crown-Van Gelder Papier SA.................................   Netherlands            373,600          6,120,128

 24

PAGE
TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOREST PRODUCTS & PAPER (CONT.)
*Empaques Ponderosa SA de CV, B.............................      Mexico            4,018,800     $    2,096,169
Fletcher Challenge Ltd. Forestry Division...................   New Zealand            393,332            142,317
Hung Hing Printing Group Ltd. ..............................    Hong Kong          17,271,508          5,293,428
Mayr-Melnhof Karton AG......................................     Austria               61,800          3,152,553
Metsa Serla OY, B...........................................     Finland            1,185,460          9,056,479
Munksjo AB..................................................      Sweden            1,300,000          9,643,559
Norske Skogindustrier AS, A.................................      Norway               11,000            303,965
Primex Forest Products Ltd. ................................      Canada              300,000          1,198,734
*Shorewood Packaging Corp. .................................      United
                                                              States........          743,700          9,668,100
                                                                                                  --------------
                                                                                                      54,354,239
                                                                                                  --------------
HEALTH & PERSONAL CARE 3.4%
Apothekers Cooperatie OPG VA, partn. ctf. ..................   Netherlands            180,000          4,386,824
*Haemonetics Corp. .........................................  United States           254,900          3,998,744
Internatio-Muller NV........................................   Netherlands            628,092         17,169,521
Medeva Plc. ................................................  United Kingdom        1,737,911          3,070,206
*Playtex Products Inc. .....................................  United States         1,047,800         11,198,363
*Quorum Health Group Inc. ..................................  United States           100,000          1,900,000
*Sunrise Medical Inc. ......................................  United States           313,600          2,744,000
                                                                                                  --------------
                                                                                                      44,467,658
                                                                                                  --------------
INDUSTRIAL COMPONENTS 5.8%
Gencorp Inc. ...............................................  United States           641,000         13,461,000
Hoganas AB, B...............................................      Sweden              357,000          6,267,572
Lucas Varity Plc., ADR......................................  United Kingdom          248,200          8,718,025
Madeco Manufacturera de Cobre SA, ADR.......................      Chile               405,000          1,949,063
Otra NV.....................................................   Netherlands            573,000          6,939,172
Sylea SA....................................................      France              234,821         17,879,772
Walbro Corp. ...............................................  United States           247,500          2,088,281
Weir Group Plc. ............................................  United Kingdom        4,523,412         13,823,451
Yamato Kogyo Co. Ltd. ......................................      Japan               894,000          5,888,661
                                                                                                  --------------
                                                                                                      77,014,997
                                                                                                  --------------
INSURANCE 4.2%
Allied Group Inc. ..........................................  United States           497,250         23,339,672
Capital RE Corp. ...........................................  United States           240,000          6,360,000
CMAC Investment Corp. ......................................  United States           260,000         10,010,000
Enhance Financial Services Group Inc. ......................  United States           290,000          7,286,250
+Sovereign Ltd. ............................................   New Zealand         10,445,600          8,283,790
                                                                                                  --------------
                                                                                                      55,279,712
                                                                                                  --------------

                                                                              25

PAGE
TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
LEISURE & TOURISM .8%
Kuoni Reisen Holding AG, B..................................   Switzerland              2,598     $    8,801,908
+*Tourism Holdings Ltd. ....................................   New Zealand          3,008,571          1,237,696
                                                                                                  --------------
                                                                                                      10,039,604
                                                                                                  --------------
MACHINERY & ENGINEERING 4.1%
Arcadis NV..................................................   Netherlands            275,655          2,354,783
Bucher Holding AG, br. .....................................   Switzerland              4,226          5,113,393
China International Marine Containers Inc., B...............      China             2,417,637            995,233
Fives-Lille.................................................      France              132,750         10,269,594
IHC Caland NV...............................................   Netherlands            118,000          5,656,742
Laird Group Plc. ...........................................  United Kingdom        2,900,000         11,144,694
SIG Swiss Industrial Company Holdings Ltd., registered......   Switzerland             19,800         13,690,106
Valmet (OY).................................................     Finland              381,600          5,119,523
                                                                                                  --------------
                                                                                                      54,344,068
                                                                                                  --------------
MERCHANDISING 5.7%
Best Denki Co. Ltd. ........................................      Japan               138,000            762,377
David Jones Ltd. ...........................................    Australia           1,624,529          1,413,046
Giordano International Ltd. ................................    Hong Kong          25,248,674          2,606,584
*Gymboree Inc. .............................................  United States           906,000          7,927,500
House of Fraser Plc. .......................................  United Kingdom        6,360,000         10,596,628
Hudsons Bay Co. ............................................      Canada              596,900          8,204,680
LI & Fung Ltd. .............................................    Hong Kong          10,017,000         11,763,111
Matsuzakaya Co. Ltd. .......................................      Japan               976,000          3,884,921
Moebel Walther AG...........................................     Germany              148,410          5,554,329
Sa des Galeries Lafayette...................................      France                5,540          5,183,790
Samas-Groep NV..............................................   Netherlands             37,800          1,994,422
Somerfield Plc. ............................................  United Kingdom        2,501,700         15,897,707
                                                                                                  --------------
                                                                                                      75,789,095
                                                                                                  --------------
METALS & MINING 3.8%
AK Steel Holding Corp. .....................................  United States           540,000          7,492,500
Birmingham Steel Corp. .....................................  United States           932,500          6,410,938
Boehler Uddeholm AG.........................................     Austria               41,950          2,001,861
Boehler Uddeholm AG, 144A...................................     Austria                8,120            387,488
Boehler Uddeholm AG, 144A, seasoned.........................     Austria               71,200          3,397,676
Century Aluminum Co. .......................................  United States           614,000          6,140,000
Elkem AS....................................................      Norway              630,000          7,206,478
Eramet SA...................................................      France               29,011            829,587
Impala Platinum Holdings Ltd. ..............................   South Africa         1,322,000         12,550,796
Quanex Corp. ...............................................  United States           150,000          3,262,500
Vallourec...................................................      France               16,185            807,059
                                                                                                  --------------
                                                                                                      50,486,883
                                                                                                  --------------

 26

PAGE
TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MISC MATERIALS & COMMODITIES .6%
IMC Global Inc. ............................................  United States           160,000     $    2,940,000
Unitor ASA..................................................      Norway              470,000          5,617,891
                                                                                                  --------------
                                                                                                       8,557,891
                                                                                                  --------------
MULTI-INDUSTRY 3.0%
*Amer Group Ltd., A.........................................     Finland              397,000          5,991,895
DESC SA de CV DESC, B.......................................      Mexico              694,700          2,473,730
Hogg Robinson Plc. .........................................  United Kingdom        2,900,000         11,241,820
La Cemento Nacional CA, GDR, 144A...........................     Ecuador               27,575          3,998,375
Nagron Nationaal Grondbezit NV..............................   Netherlands            292,000          7,483,229
Pioneer Industries International Ltd. ......................    Hong Kong           7,019,400            652,192
Wagon Industrial Holdings Plc. .............................  United Kingdom        1,827,400          8,292,594
                                                                                                  --------------
                                                                                                      40,133,835
                                                                                                  --------------
REAL ESTATE .3%
Asean Resources Holdings Ltd. ..............................    Hong Kong           7,393,649            706,047
New Asia Realty and Trust Co. Ltd., A.......................    Hong Kong           3,583,000          2,219,377
Tai Cheung Holdings Ltd. ...................................    Hong Kong           3,630,000            833,815
                                                                                                  --------------
                                                                                                       3,759,239
                                                                                                  --------------
TELECOMMUNICATIONS 1.4%
*Digital Telecommunications Philippines Inc. ...............   Philippines         62,440,000            898,110
*Millicom International Cellular SA.........................    Luxembourg            100,000          3,112,500
Tadiran Telecommunications Ltd. ............................      Israel              408,000          6,069,000
Telefonos de Mexico SA (Telmex), L..........................      Mexico            4,592,972          8,154,431
                                                                                                  --------------
                                                                                                      18,234,041
                                                                                                  --------------
TEXTILES & APPAREL 2.0%
Fountain Set Holdings Ltd. .................................    Hong Kong          35,262,000          5,369,478
Gamma Holding NV............................................   Netherlands            180,000          8,683,199
Inner Mongolia Erdos Cashmere Products Co. Ltd., B..........      China             6,200,000            930,000
Kellwood Co. ...............................................  United States           271,600          7,248,325
+Tungtex (Holdings) Co. Ltd. ...............................    Hong Kong          35,573,000          3,947,863
                                                                                                  --------------
                                                                                                      26,178,865
                                                                                                  --------------
TRANSPORTATION 4.1%
Anangel-American Shipholdings Ltd., ADR.....................      Greece              446,800          2,010,600
Danzas Holding AG...........................................   Switzerland             42,265         11,396,909
*Fritz Companies Inc. ......................................  United States         1,013,900          8,111,200
Great Eastern Shipping Co. Ltd., GDR........................      India                69,100            158,066
Great Eastern Shipping Co. Ltd., GDR, 144A..................      India               489,100          1,118,816
Helikopter Services Group ASA...............................      Norway              591,700          4,562,946
IMC Holdings Ltd. ..........................................    Hong Kong           6,654,000            772,802
*Marine Transport Corp. ....................................  United States            75,100            166,628
*MS Carriers Inc. ..........................................  United States           202,400          4,326,300

                                                                              27

PAGE
TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION (CONT.)
*OMI Corp. .................................................  United States           751,000     $    2,628,500
Sea Containers Ltd., A......................................  United Kingdom          461,000         13,858,813
Stolt Nielsen SA............................................      Norway              200,000          2,100,000
Stolt Nielsen SA, ADR.......................................      Norway              100,000          1,000,000
Tranz Rail Holdings Ltd., ADR...............................   New Zealand            499,480          1,997,920
                                                                                                  --------------
                                                                                                      54,209,500
                                                                                                  --------------
UTILITIES ELECTRICAL & GAS 3.0%
Central Costanera SA, ADR, 144A.............................    Argentina              21,500            440,838
Electricidad de Caracas SAICA SACA..........................    Venezuela           4,448,051          1,069,969
Gas y Electricidad SA.......................................      Spain               331,283         26,101,822
Guangdong Electric Power Development Co Ltd., B, 144A.......      China            14,689,967          4,113,615
Public Service Co. of New Mexico............................  United States           411,000          8,220,000
                                                                                                  --------------
                                                                                                      39,946,244
                                                                                                  --------------
WHOLESALE & INTERNATIONAL TRADE 2.1%
Bergen Brunswig Corp., A....................................  United States           262,500          8,957,813
Dahl International AB.......................................      Sweden              245,000          3,331,973
Dahl International AB, 144A.................................      Sweden              255,000          3,467,972
+Eurodis Electron Plc.......................................  United Kingdom        5,250,000          8,879,084
Sime Darby Hongkong Ltd. ...................................    Hong Kong          11,057,000          2,711,028
                                                                                                  --------------
                                                                                                      27,347,870
                                                                                                  --------------
TOTAL COMMON STOCKS AND WARRANTS (COST $1,087,858,454)......                                       1,140,760,707
                                                                                                  --------------
PREFERRED STOCKS 5.7%
Ballast Nedam NV, ctf., conv., pfd. ........................   Netherlands            188,040          7,275,737
Cia Brasileira de Petroleo Ipiranga, pfd. ..................      Brazil          619,998,000          4,741,254
Companhia Riograndense de Telecom, A, pfd. .................      Brazil            8,249,900          3,504,928
Coteminas Cia Tecidos Norte de Minas (CTNM), pfd. ..........      Brazil           23,829,100          2,459,850
Fertilizantes Fosfatados SA, pfd. ..........................      Brazil        2,500,000,000          7,009,940
Hugo Boss AG, pfd. .........................................     Germany                6,000         12,894,811
Moebel Walther AG, pfd. ....................................     Germany              150,000          5,698,894
News Corp. Ltd., pfd. ......................................    Australia           3,247,074         17,708,036
++Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. ....      Brazil               46,000          3,251,625
Weg SA, pfd.................................................      Brazil           17,249,300         10,992,417
                                                                                                  --------------
TOTAL PREFERRED STOCKS (COST $80,911,346)...................                                          75,537,492
                                                                                                  --------------

 28

PAGE
TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                                 PRINCIPAL
                                                                 COUNTRY          AMOUNT**            VALUE
----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS 6.0%
Federal Farm Credit Banks, 5.50% to 5.53%, with maturities
  to 9/01/98................................................  United States    $   40,075,000     $   40,078,629
Fannie Mae, 5.71%, 11/02/98.................................  United States        35,000,000         34,769,490
U.S. Treasury Bills, 5.09% to 5.11%, with maturities to
  10/29/98..................................................  United States         4,491,000          4,456,436
                                                                                                  --------------
TOTAL SHORT TERM INVESTMENTS (COST $79,290,787).............                                          79,304,555
                                                                                                  --------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST
  $1,248,060,587)...........................................                                       1,295,602,754
                                                                                                  --------------
(A)REPURCHASE AGREEMENT 1.1%
Swiss Bank Corp., 5.75%, 9/01/98 (Maturity Value
  $14,860,373) (COST $14,858,000) Collateralized by U.S.
  Treasury Notes and Bonds..................................  United States        14,858,000         14,858,000
                                                                                                  --------------
TOTAL INVESTMENTS (COST $1,262,918,587) 99.2%...............                                       1,310,460,754
OTHER ASSETS, LESS LIABILITIES .8%..........................                                          10,324,239
                                                                                                  --------------
TOTAL NET ASSETS 100.0%.....................................                                      $1,320,784,993
                                                                                                  --------------
                                                                                                  --------------

*Non-Income producing.
**Securities traded in U.S. dollars.
(a)At August 31, 1998, all repurchase agreements held by the Fund had been entered into on that date.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at August 31, 1998 were $50,457,230.
++Includes securities of twelve new holding companies deemed received in conjunction with the "split-up" of Telecomunicacoes Brasileiras SA (Telebras).


                       See Notes to Financial Statements.
                                                                              29

PAGE

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998

Assets:
 Investments in securities, at value (cost
  $1,248,060,587)...........................................    $1,295,602,754
 Repurchase agreement, at value and cost....................        14,858,000
 Cash.......................................................         6,231,922
 Receivables:
  Investment securities sold................................        17,122,696
  Capital shares sold.......................................           526,128
  Dividends and interest....................................         3,861,581
                                                                --------------
     Total assets...........................................     1,338,203,081
                                                                --------------
Liabilities:
 Payables:
  Investment securities purchased...........................         8,728,005
  Capital shares redeemed...................................         6,686,575
  To affiliates.............................................         1,609,903
 Accrued liabilities........................................           393,605
                                                                --------------
     Total liabilities......................................        17,418,088
                                                                --------------
Net assets, at value........................................    $1,320,784,993
                                                                --------------
                                                                --------------
Net assets consist of:
 Undistributed net investment income........................    $   20,510,225
 Net unrealized appreciation................................        47,542,167
 Accumulated net realized gain..............................        31,883,873
 Capital shares.............................................     1,220,848,728
                                                                --------------
Net assets, at value........................................    $1,320,784,993
                                                                --------------
                                                                --------------
CLASS I:
 Net asset value per share ($1,275,313,245 / 184,892,028
  shares outstanding).......................................             $6.90
                                                                --------------
                                                                --------------
 Maximum offering price per share ($6.90 / 94.25%)..........             $7.32
                                                                --------------
                                                                --------------
CLASS II:
 Net asset value per share ($38,286,897 / 5,645,488 shares
  outstanding)*.............................................             $6.78
                                                                --------------
                                                                --------------
 Maximum offering price per share ($6.78 / 99.00%)..........             $6.85
                                                                --------------
                                                                --------------
ADVISOR CLASS:
 Net asset value and maximum offering price per share
  ($7,184,851 / 1,039,536 shares outstanding)...............             $6.91
                                                                --------------
                                                                --------------

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 30

PAGE

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1998

Investment Income:
 (net of foreign taxes of $4,432,343)
 Dividends..................................................    $43,078,177
 Interest...................................................      9,969,817
                                                                -----------
      Total investment income...............................                      $  53,047,994
Expenses:
 Management fees (Note 3)...................................     13,469,024
 Administrative fees (Note 3)...............................      1,921,902
 Distribution fees (Note 3)
  Class I...................................................      4,083,287
  Class II..................................................        481,511
 Transfer agent fees (Note 3)...............................      1,762,171
 Custodian fees.............................................        472,144
 Reports to shareholders....................................        571,347
 Registration and filing fees...............................        100,000
 Professional fees..........................................         92,832
 Directors' fees and expenses...............................         65,000
 Other......................................................         53,173
                                                                -----------
      Total expenses........................................                         23,072,391
                                                                                  -------------
            Net investment income...........................                         29,975,603
                                                                                  -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     75,478,312
  Foreign currency transactions.............................       (942,778)
                                                                -----------
      Net realized gain.....................................                         74,535,534
      Net unrealized depreciation on investments............                       (477,160,612)
                                                                                  -------------
Net realized and unrealized loss............................                       (402,625,078)
                                                                                  -------------
Net decrease in net assets resulting from operations........                      $(372,649,475)
                                                                                  -------------
                                                                                  -------------

                       See Notes to Financial Statements.
                                                                              31

PAGE

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1998 AND 1997

                                                                     1998                 1997
                                                                -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   29,975,603       $   24,788,792
  Net realized gain from investments and foreign currency
    transactions............................................        74,535,534          131,178,737
  Net unrealized appreciation (depreciation) on
    investments.............................................      (477,160,612)         222,212,496
                                                                -----------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................      (372,649,475)         378,180,025
 Distributions to shareholders from:
  Net investment income:
   Class I..................................................       (24,864,205)         (22,987,597)
   Class II.................................................          (393,741)            (172,517)
   Advisor Class............................................          (137,241)                  --
  Net realized gains:
   Class I..................................................      (118,716,606)        (146,191,211)
   Class II.................................................        (3,094,067)          (1,716,515)
   Advisor Class............................................          (519,279)                  --
 Capital share transactions (Note 2):
   Class I..................................................      (103,255,384)         134,713,084
   Class II.................................................        10,093,710           23,892,832
   Advisor Class............................................         1,808,776            7,097,043
                                                                -----------------------------------
    Net increase (decrease) in net assets...................      (611,727,512)         372,815,144
Net assets:
 Beginning of year..........................................     1,932,512,505        1,559,697,361
                                                                -----------------------------------
 End of year................................................    $1,320,784,993       $1,932,512,505
                                                                -----------------------------------
                                                                -----------------------------------
Undistributed net investment income included in net assets:
 End of year................................................    $   20,510,225       $   18,349,708
                                                                -----------------------------------
                                                                -----------------------------------

                       See Notes to Financial Statements.
 32

PAGE

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Smaller Companies Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to achieve long-term capital growth by investing primarily in the equity securities of smaller companies of any nation. The following summarizes the Fund's significant accounting policies.

a. SECURITIES VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

                                                                              33

PAGE
TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.) information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers three classes of shares: Class I, Class II, and Advisor Class shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At August 31, 1998, there were 1.5 billion shares authorized ($0.20 par value) of which 750 million, 550 million, and 200 million were designated as Class I shares, Class II shares, and Advisor Class shares, respectively. Transactions in the Fund's shares were as follows:

                                                                               YEAR ENDED AUGUST 31,
                                                         -----------------------------------------------------------------
                                                                     1998                                 1997
                                                         -----------------------------------------------------------------
                                                           SHARES          AMOUNT               SHARES          AMOUNT
                                                         -----------------------------------------------------------------
CLASS I SHARES:
Shares sold............................................   65,137,298    $ 565,906,634          25,217,003    $ 218,613,865
Shares issued on reinvestment of distributions.........   14,123,259      125,695,078          18,115,924      148,573,941
Shares redeemed........................................  (91,762,539)    (794,857,096)        (26,636,251)    (232,474,722)
                                                         -----------------------------------------------------------------
Net increase (decrease)................................  (12,501,982)   $(103,255,384)         16,696,676    $ 134,713,084
                                                         -----------------------------------------------------------------
                                                         -----------------------------------------------------------------

 34

PAGE
TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

                                                                                 YEAR ENDED AUGUST 31,
                                                              -----------------------------------------------------------
                                                                         1998                              1997
                                                              -----------------------------------------------------------
                                                                SHARES         AMOUNT             SHARES        AMOUNT
                                                              -----------------------------------------------------------
CLASS II SHARES:
Shares sold.................................................   2,789,801    $ 24,386,698         3,007,827    $26,358,916
Shares issued on reinvestment of distributions..............     339,452       2,984,726           214,255      1,742,190
Shares redeemed.............................................  (2,057,353)    (17,277,714)         (476,380)    (4,208,274)
                                                              -----------------------------------------------------------
Net increase................................................   1,071,900    $ 10,093,710         2,745,702    $23,892,832
                                                              -----------------------------------------------------------
                                                              -----------------------------------------------------------

                                                                                 YEAR ENDED AUGUST 31,
                                                              -----------------------------------------------------------
                                                                         1998                             1997*
                                                              -----------------------------------------------------------
                                                                SHARES         AMOUNT             SHARES        AMOUNT
                                                              -----------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold.................................................   1,534,040    $ 13,060,800         1,052,028    $ 9,160,119
Shares issued on reinvestment of distributions..............      71,033         631,927                --             --
Shares redeemed.............................................  (1,392,025)    (11,883,951)         (225,540)    (2,063,076)
                                                              -----------------------------------------------------------
Net increase................................................     213,048    $  1,808,776           826,488    $ 7,097,043
                                                              -----------------------------------------------------------
                                                              -----------------------------------------------------------

*Effective date of Advisor Class Shares was January 2, 1997.

3. TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays monthly an investment management fee to TICI of 0.75% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Under the Class I distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1998 there

                                                                              35

PAGE
TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (CONT.)
were no unreimbursed costs. Distributors received net commissions from sales of Fund shares, and received contingent deferred sales charges for the year of $754,107 and $41,558, respectively.

Legal fees of $47,534 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At August 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,248,084,478 was as follows:

Unrealized appreciation.....................................  $ 305,249,351
Unrealized depreciation.....................................   (257,731,075)
                                                              -------------
Net unrealized appreciation.................................  $  47,518,276
                                                              -------------
                                                              -------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1998 aggregated $378,122,187 and $479,835,388, respectively.

 36

PAGE

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Independent Auditor's Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Smaller Companies Fund, Inc. as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Global Smaller Companies Fund, Inc. as of August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           [McGladrey & Pullen, LLP]

New York, New York
September 29, 1998

                                                                              37

PAGE

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amounts as capital gain dividends for the fiscal year ended August 31, 1998:

28% Rate Gain...............................................    $ 3,916,905
20% Rate Gain...............................................     66,164,120
                                                                -----------
Total.......................................................    $70,081,025
                                                                ===========

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 8.18% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 1998.

 38

PAGE

                      This page intentionally left blank.

PAGE

                      This page intentionally left blank.

PAGE

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP


GLOBAL GROWTH

Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME

Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH

Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME

Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME

Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           09/98

PAGE
PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585
1-800/DIAL BEN(R)
www.franklin-templeton.com

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current prospectus of Templeton Global Smaller Companies Fund, Inc., which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



103 A98 10/98                        [Recycling logo]  Printed on recycled paper